Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

A Group Flexible Premium Variable Annuity Contract

Issued by Great-West Life & Annuity Insurance Company

Supplement dated July 25, 2013

to the Prospectus and Statement of Additional Information

dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective April 19, 2013, Federated Equity Income Funds, Inc. has acquired the assets of the Federated Capital Appreciation Fund. As a result of this merger, the Federated Capital Appreciation Fund has reorganized and has changed its name to “Federated Equity Income Fund.” Accordingly, all references in the Prospectus and Statement of Additional Information to “Federated Capital Appreciation Fund” are deleted and replaced with “Federated Equity Income Fund.”

In addition, effective April 19, 2013, the investment object for the Federated Capital Appreciation Fund in the Prospectus is deleted in its entirety and replaced with the following:

“Federated Equity Income Fund, Inc. (formerly Federated Capital Appreciation Fund) – (Class A) seeks above average income and capital appreciation.”

In addition, effective April 19, 2013, the information on the Eligible Fund Investment Adviser for the Federated Capital Appreciation Fund in the Prospectus is deleted in its entirety and replaced with the following:

“Federated Equity Income Fund, Inc. is advised by Federated Equity Management Company of Pennsylvania, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.